Equity One ABS, Inc.

                                    Depositor

                                Equity One, Inc.

                            A Seller and the Servicer



                       -----------------------------------
                       -----------------------------------
                       -----------------------------------
                       -----------------------------------
                       -----------------------------------
                       -----------------------------------

                                     Sellers

                                       and

                          ----------------------------

                                     Trustee

                       -----------------------------------


                         POOLING AND SERVICING AGREEMENT

                           Dated as of _________, 1997

                       ----------------------------------

                    ASSET BACKED CERTIFICATES, Series 1997-1


================================================================================

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I - DEFINITIONS ....................................................   1
         Accretion Directed Certificates ...................................   1
         Accrual Amount ....................................................   1
         Accrual Certificates ..............................................   1
         Accrual Termination Date ..........................................   1
         Adjusted Mortgage Rate ............................................   1
         Adjusted Net Mortgage Rate ........................................   1
         Advance ...........................................................   1
         Agreement .........................................................   2
         Allocable Share ...................................................   2
         Amount Available for Senior Principal .............................   2
         Amount Held for Future Distribution ...............................   2
         Applicable Credit Support Percentage ..............................   2
         Appraised Value ...................................................   2
         Available Funds ...................................................   3
         Bankruptcy Code ...................................................   3
         Bankruptcy Coverage Termination Date ..............................   3
         Bankruptcy Loss ...................................................   3
         Bankruptcy Loss Coverage Amount ...................................   3
         Book-Entry Certificates ...........................................   4
         Business Day ......................................................   4
         Certificate .......................................................   4
         Certificate Account ...............................................   4
         Certificate Balance ...............................................   4
         Certificate Owner .................................................   4
         Certificate Register ..............................................   4
         Certificateholder or Holder .......................................   4
         Class .............................................................   5
         Class A-_ Optimal Amount ..........................................   5
         Class A-_ Percentage ..............................................   5
         Class Certificate Balance .........................................   5
         Class Interest Shortfall ..........................................   5
         Class Optimal Interest Distribution Amount ........................   5
         Class PO Deferred Amount ..........................................   6
         Class Subordination Percentage ....................................   6
         Class Unpaid Interest Amounts .....................................   6
         Closing Date ......................................................   6
         Code ..............................................................   6
         Component .........................................................   6
         Component Balance .................................................   6
         Component Certificates ............................................   6
         Corporate Trust Office ............................................   7
         Cut-off Date ......................................................   7
         Cut-off Date Pool Principal Balance ...............................   7
         Cut-off Date Principal Balance ....................................   7
         DCR ...............................................................   7
         Debt Service Reduction ............................................   7

          Defective Loan ...................................................   7
          Deficient Valuation ..............................................   7
          Definitive Certificates ..........................................   7
          Deleted Loan .....................................................   7
          Denomination .....................................................   8
          Depositor ........................................................   8
          Depository .......................................................   8
          Depository Participant ...........................................   8
          Determination Date ...............................................   8
          Discount Loan ....................................................   8
          Distribution Account .............................................   8
          Distribution Account Deposit Date ................................   8
          Distribution Date ................................................   8
          Due Date .........................................................   9
          Eligible Account .................................................   9
          Equity One-Delaware ..............................................   9
          ERISA ............................................................   9
          ERISA-Restricted Certificate .....................................   9
          Escrow Account ...................................................   9
          Event of Default .................................................   9
          Excess Loss ......................................................   9
          Excess Proceeds ..................................................  10
          Expense Rate .....................................................  10
          FDIC .............................................................  10
          FHLMC ............................................................  10
          FIRREA ...........................................................  10
          Fitch ............................................................  10
          FNMA .............................................................  10
          Fraud Loan .......................................................  10
          Fraud Loss Coverage Amount .......................................  10
          Fraud Loss Coverage Termination Date .............................  11
          Fraud Losses .....................................................  11
          Indirect Participant .............................................  11
          Initial Bankruptcy Coverage Amount ...............................  11
          Initial Component Balance ........................................  11
          Insurance Policy .................................................  11
          Insurance Proceeds ...............................................  11
          Insured Expenses .................................................  11
          Interest Accrual Period ..........................................  11
          Interest Determination Date ......................................  11
          Latest Possible Maturity Date ....................................  12
          LIBOR ............................................................  12
          LIBOR Certificates ...............................................  12
          Liquidated Loan ..................................................  12
          Liquidation Proceeds .............................................  12
          Loan-to-Value Ratio ..............................................  12
          Loans ............................................................  12
          Loan Schedule ....................................................  12
          Majority in Interest .............................................  13
          Monthly Statement ................................................  13
          Moody's ..........................................................  13
          Mortgage .........................................................  14

         Mortgage File....................................................... 14
         Mortgage Note....................................................... 14
         Mortgage Rate....................................................... 14
         Mortgaged Property.................................................. 14
         Mortgagor........................................................... 14
         National Cost of Funds Index........................................ 14
         Net Prepayment Interest Shortfalls.................................. 14
         Non-Delay Certificates.............................................. 14
         Non-Discount Loan................................................... 14
         Non-PO Formula Principal Amount..................................... 14
         Non-PO Percentage................................................... 15
         Nonrecoverable Advance.............................................. 15
         Notice of Final Distribution........................................ 15
         Notional Amount..................................................... 15
         Notional Amount Certificates........................................ 15
         Offered Certificates................................................ 15
         Officer's Certificate............................................... 16
         Opinion of Counsel.................................................. 16
         Optional Termination................................................ 16
         Original Applicable Credit Support Percentage....................... 16
         Original Loan....................................................... 16
         Original Subordinated Principal Balance............................. 16
         OTS      ........................................................... 16
         Outstanding......................................................... 16
         Outstanding Loan.................................................... 17
         Ownership Interest.................................................. 17
         Pass-Through Rate................................................... 17
         Percentage Interest................................................. 17
         Permitted Investments............................................... 17
         Permitted Transferee................................................ 18
         Person   ........................................................... 19
         Physical Certificate................................................ 19
         Planned Balance..................................................... 19
         Planned Principal Classes........................................... 19
         PO Formula Principal Amount......................................... 19
         PO Percentage....................................................... 20
         Pool Stated Principal Balance....................................... 20
         Prepayment Interest Excess.......................................... 20
         Prepayment Interest Shortfall....................................... 20
         Prepayment Period................................................... 20
         Prepayment Shifting Percentage...................................... 20
         Primary Insurance Policy............................................ 21
         Primary Planned Principal Classes................................... 21
         Principal Prepayment................................................ 21
         Principal Prepayment in Full........................................ 21
         Private Certificate................................................. 21
         Pro Rata Share...................................................... 21
         Prospectus Supplement............................................... 21
         PUD................................................................. 21
         Purchase Price...................................................... 21
         Qualified Insurer................................................... 22
         Rating Agency....................................................... 22

175162.3
                                       iii

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         Realized Loss....................................................... 22
         Record Date......................................................... 22
         Reference Bank...................................................... 23
         Refinancing Loan.................................................... 23
         Regular Certificates................................................ 23
         Relief Act.......................................................... 23
         Relief Act Reductions............................................... 23
         REMIC............................................................... 23
         REMIC Change of Law................................................. 23
         REMIC Provisions.................................................... 23
         REO Property........................................................ 23
         Request for Release................................................. 23
         Required Coupon..................................................... 23
         Required Insurance Policy........................................... 23
         Residual Certificates............................................... 23
         Responsible Officer................................................. 24
         Restricted Classes.................................................. 24
         Scheduled Balances.................................................. 24
         Scheduled Classes................................................... 24
         Scheduled Payment................................................... 24
         Scheduled Principal Distribution Amount............................. 24
         Secondary Planned Principal Clauses................................. 24
         Securities Act...................................................... 24
         Sellers............................................................. 24
         Senior Certificates................................................. 24
         Senior Credit Support Depletion Date................................ 25
         Senior Percentage................................................... 25
         Senior Prepayment Percentage........................................ 25
         Senior Principal Distribution Amount................................ 26
         Servicer ........................................................... 26
         Servicer Advance Date............................................... 26
         Servicing Advances.................................................. 26
         Servicing Fee....................................................... 26
         Servicing Fee Rate.................................................. 26
         Servicing Officer................................................... 27
         Special Hazard Coverage Termination Date............................ 27
         Special Hazard Loss................................................. 27
         Special Hazard Loss Coverage Amount................................. 28
         Special Hazard Loan................................................. 28
         S&P................................................................. 28
         Startup Day......................................................... 28
         Stated Principal Balance............................................ 28
         Streamlined Documentation Loan...................................... 29
         Subordinated Certificates........................................... 29
         Subordinated Percentage............................................. 29
         Subordinated Prepayment Percentage.................................. 29
         Subordinated Principal Distribution Amount.......................... 29
         Subservicer......................................................... 29
         Substitute Loan..................................................... 29
         Substitution Adjustment Amount...................................... 30
         Support Classes..................................................... 30
         Targeted Balance.................................................... 30

         Targeted Principal Classes.......................................... 30
         Tax Matters Person.................................................. 30
         Tax Matters Person Certificate...................................... 30
         Transfer............................................................ 30
         Trustee............................................................. 30
         Trustee Fee......................................................... 30
         Trustee Fee Rate.................................................... 30
         Trust Fund.......................................................... 30
         Unscheduled Principal Distribution Amount........................... 31
         Voting Rights....................................................... 31


ARTICLE II  - CONVEYANCE OF LOANS; REPRESENTATIONS
              AND WARRANTIES................................................. 32
         SECTION 2.01.  Conveyance of Loans.................................. 32
         SECTION 2.02.  Acceptance by Trustee of the Loans................... 35
         SECTION 2.03.  Representations, Warranties and
                        Covenants of the Sellers............................. 37
         SECTION 2.04.  Representations and Warranties of the
                        Depositor as to the Loans............................ 39
         SECTION 2.05.  Delivery of Opinion of Counsel in
                        Connection with Substitutions........................ 40
         SECTION 2.06.  Execution and Delivery of Certificates............... 41
         SECTION 2.07.  REMIC Matters........................................ 41
         SECTION 2.08.  Covenants of the Servicer............................ 41


ARTICLE III - ADMINISTRATION AND SERVICING OF LOANS.......................... 42
         SECTION 3.01.  Servicer to Service Loans............................ 42
         SECTION 3.02.  Subservicing; Enforcement of the
                        Obligations of Servicers............................. 43
         SECTION 3.03.  Rights of the Depositor and the Trustee
                        in Respect of the Servicer........................... 44
         SECTION 3.04.  Trustee to Act as Servicer........................... 44
         SECTION 3.05.  Collection of Loan Payments; Certificate
                        Account; Distribution Account........................ 44
         SECTION 3.06.  Collection of Taxes, Assessments and
                        Similar Items; Escrow Accounts....................... 48
         SECTION 3.07.  Access to Certain Documentation and
                        Information Regarding the Loans...................... 48
         SECTION 3.08.  Permitted Withdrawals from the
                        Certificate Account and Distribution
                        Account.............................................. 49
         SECTION 3.09.  Maintenance of Hazard Insurance;
                        Maintenance of Primary Insurance
                        Policies............................................. 51
         SECTION 3.10.  Enforcement of Due-on-Sale Clauses;
                        Assumption Agreements................................ 52
         SECTION 3.11.  Realization Upon Defaulted Loans;
                        Repurchase of Certain Loans.......................... 54
         SECTION 3.12.  Trustee to Cooperate; Release of
                        Mortgage Files....................................... 57

         SECTION 3.13.  Documents Records and Funds in
                        Possession of Servicer to be Held
                        for the Trustee...................................... 58
         SECTION 3.14.  Servicing Compensation............................... 58
         SECTION 3.15.  Access to Certain Documentation...................... 59
         SECTION 3.16.  Annual Statement as to Compliance.................... 59
         SECTION 3.17.  Annual Independent Public Accountants'
                        Servicing Statement; Financial
                        Statements........................................... 60
         SECTION 3.18.  Errors and Omissions Insurance;
                        Fidelity Bonds....................................... 60


ARTICLE IV  - DISTRIBUTIONS AND ADVANCES BY THE SERVICER..................... 62
         SECTION 4.01.  Advances............................................. 62
         SECTION 4.02.  Priorities of Distribution........................... 62
         SECTION 4.03.  Allocation of Realized Losses........................ 68
         SECTION 4.04.  Monthly Statements to
                        Certificateholders................................... 69
         SECTION 4.05.  Determination of Pass-Through Rates for
                        COFI Certificates.................................... 71
         SECTION 4.06.  Determination of Pass-Through Rates for
                        LIBOR Certificates................................... 74


ARTICLE V   - THE CERTIFICATES .............................................. 76
         SECTION 5.01.  The Certificates..................................... 76
         SECTION 5.02.  Certificate Register; Registration
                        of Transfer and Exchange of
                        Certificates......................................... 77
         SECTION 5.03.  Mutilated, Destroyed, Lost or
                        Stolen Certificates.................................. 82
         SECTION 5.04.  Persons Deemed Owners................................ 83
         SECTION 5.05.  Access to List of
                        Certificateholders' Names and
                        Addresses............................................ 83
         SECTION 5.06.  Maintenance of Office or Agency...................... 83


ARTICLE VI  - THE DEPOSITOR AND THE SERVICER ................................ 84
         SECTION 6.01.  Respective Liabilities of the
                        Depositor and the Servicer........................... 84
         SECTION 6.02.  Merger or Consolidation of the
                        Depositor or the Servicer............................ 84
         SECTION 6.03.  Limitation on Liability of the
                        Depositor, the Sellers, the
                        Servicer and Others.................................. 84
         SECTION 6.04.  Limitation on Resignation of
                        Servicer............................................. 85

ARTICLE VII - DEFAULT ....................................................... 86
         SECTION 7.01.  Events of Default.................................... 86
         SECTION 7.02.  Trustee to Act; Appointment of
                        Successor............................................ 88
         SECTION 7.03.  Notification to Certificateholders................... 89


ARTICLE VIII - CONCERNING THE TRUSTEE ....................................... 90
         SECTION 8.01.  Duties of Trustee.................................... 90
         SECTION 8.02.  Certain Matters Affecting the
                        Trustee.............................................. 91
         SECTION 8.03.  Trustee Not Liable for Certificates
                        or Loans............................................. 92
         SECTION 8.04.  Trustee May Own Certificates......................... 93
         SECTION 8.05.  Trustee's Fees and Expenses.......................... 93
         SECTION 8.06.  Eligibility Requirements for
                        Trustee.............................................. 93
         SECTION 8.07.  Resignation and Removal of Trustee................... 94
         SECTION 8.08.  Successor Trustee.................................... 95
         SECTION 8.09.  Merger or Consolidation of Trustee................... 96
         SECTION 8.10.  Appointment of Co-Trustee or
                        Separate Trustee..................................... 96
         SECTION 8.11.  Tax Matters.......................................... 98
         SECTION 8.12.  Periodic Filings.....................................100


ARTICLE IX - TERMINATION ....................................................101
         SECTION 9.01.  Termination upon Liquidation or
                        Purchase of all Loans................................101
         SECTION 9.02.  Final Distribution on the
                        Certificates.........................................101
         SECTION 9.03.  Additional Termination
                        Requirements.........................................103


ARTICLE X - MISCELLANEOUS PROVISIONS ........................................104
         SECTION 10.01. Amendment............................................104
         SECTION 10.02. Recordation of Agreement;
                        Counterparts.........................................105
         SECTION 10.03. Governing Law........................................106
         SECTION 10.04  Intention of Parties.................................106
         SECTION 10.05. Notices..............................................107
         SECTION 10.06. Severability of Provisions...........................108
         SECTION 10.07. Assignment...........................................109
         SECTION 10.08. Limitation on Rights of
                        Certificateholders...................................109
         SECTION 10.09. Inspection and Audit Rights..........................110
         SECTION 10.10. Certificates Nonassessable and
                        Fully Paid...........................................110


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


                                    SCHEDULES

Schedule I:    Loan Schedule...............................................S-I-1
Schedule II:   Representations and Warranties
               of the Seller..............................................S-II-1
Schedule III:  Representations and Warranties
               as to the Loans...........................................S-III-1
Schedule IV:   Planned Balance Schedules..................................S-IV-1
Schedule V:    Form of Monthly Servicer Report.............................S-V-1


                                    EXHIBITS

Exhibit A:     Form of Senior Certificate
               (excluding Notional Amount Certificates)......................A-1
Exhibit B:     Form of Subordinated Certificate..............................B-1
Exhibit C:     Form of Class A-R Certificate.................................C-1
Exhibit D:     Form of Notional Amount Certificate...........................D-1
Exhibit E:     Form of Reverse of Certificates...............................E-1
Exhibit F:     [Reserved]....................................................F-1
Exhibit G:     Form of Initial Certificates..................................G-1
Exhibit H:     Form of Final Certification of Trustee........................H-1
Exhibit I:     Transfer Affidavit............................................I-1
Exhibit J:     Form of Transferor Certificate................................J-1
Exhibit K:     Form of Investment Letter [Non-Rule 144A].....................K-1
Exhibit L:     Form of Rule 144A Letter......................................L-1
Exhibit M:     Request for Release (for Trustee).............................M-1
Exhibit N:     Request for Release (Loan)
               Paid in Full, Repurchased and Replaced........................N-1

     THIS POOLING AND SERVICING AGREEMENT, dated as of _______ __, 1997, among Equity One ABS, Inc., a Delaware corporation, as depositor (the "Depositor"), Equity One, Inc., a Delaware corporation, as a seller (in such capacity, "Equity One-Delaware") and as servicer (in such capacity, the "Servicer"), _________________________, a ___________________ corporation
("_______________________"), _________________________, a ___________________
corporation ("_______________________"), _________________________, a
___________________ corporation ("_______________________"),
_________________________, a ___________________ corporation
("_______________________"), _________________________, a ___________________
corporation ("_______________________"), _________________________, a
___________________ corporation ("_______________________," and, together with
Equity One-Delaware, ______________, ____________, ___________, ____________ and
___________, the "Sellers") and ____________________, a banking corporation organized under the laws of the __________________, as trustee (the "Trustee").

                                 WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of a single REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Regular Certificates will represent the "regular interests" in the Trust Fund and the Residual Certificates will represent as the single "residual interest" in the Trust Fund. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

================================================================================
                                                                     Integral
             Initial Class                                          Multiples
              Certificate      Pass-Through         Minimum       in Excess of
                Balance            Rate          Denomination       Minimum
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class A-_     $__________           (4)           $_________       $________
------------------------------------------------------------------------------
Class PO      $__________           (1)           $_________       $________
------------------------------------------------------------------------------
Class X               (2)           (3)           $_________       $_______(5)
------------------------------------------------------------------------------
Class A-R     $__________          ____%          $_________           N/A
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
------------------------------------------------------------------------------
Class B-_     $__________          ____%          $_________       $________
================================================================================
---------------------

(1) The Class PO Certificates will be Principal Only Certificates and will not bear interest.
(2) The Class X Certificates will be Notional Amount Certificates, will have no principal balance and will bear interest on their Notional
     Amount (initially, $----------------).
(3) The Pass-Through Rate for the Class X Certificates for any Distribution Date will be equal to the excess of (a) the average of the Net Mortgage Rates of the Non-Discount Loans, weighted on the basis of their respective Stated Principal Balances over (b) ____% per annum. The Pass-Through Rate of the Class X Certificates for the first
     Distribution Date is -------%.
(4) The Class A-_ Certificates will be comprised of multiple payment components. The Pass-Through Rate for any Distribution Date will equal the weighted average of the Pass-Through Rates of the various
     Components. The Pass- Through Rate for the first Distribution Date is
     _____%.

(5)  Minimum Denomination is based on the Notional Amount of such Class.

     Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed
Certificates.  .  .  .  .  .  Class A-_ Certificates and Class A-
                              _-_ Certificates.

Accrual Certificates .  .  .  Class A-_-_ Certificates.

Book-Entry Certificates .  .  All Classes of Certificates other than the Physical Certificates.

Component Certificates  .  .  Class A-_ Certificates.

Components  .  .  .  .  .  .  For purposes of calculating
                              distributions, the Component
                              Certificates will be comprised of
                              multiple payment components having
                              the designations, Initial Component
                              Balances and Pass-Through Rates set
                              forth below:


                                                  Initial
                                                 Component
                              Designation         Balance      Pass-Through Rate

                              Class A-_-_         Notional           ____%
                              Class A-_-_         Notional           ____%
                              Class A-_-_         Notional           ____%
                              Class A-_-_      $____________         ____%
                              Class A-_-_      $____________         ____%
                              Class A-_-_      $____________         ____%


                               The Class A-_-_, Class A-_-_ and Class A-_-_
                               Components will have no Component Balances and will bear interest on their respective Notional Amounts. The Notional Amount for the Class A-_-_ Component will equal the outstanding Class Certificate Balance of the Class A-_ Certificate. The Notional Amount for the Class A-_-_ Component will equal the outstanding Class Certificate Balance of the Class A- _ Certificate. The Notional Amount for the Class A-_-_ Component will equal the outstanding Class Certificate Balance of the Class A- _ Certificate.



Delay Certificates  .  .  .    All interest-bearing Classes
                               of Certificates other than the Non-Delay
                               Certificates, if any.
ERISA-Restricted
Certificates  .  .  .  .  .    Class PO and Class X Certificates,
                               Residual Certificates and
                               Subordinated Certificates.

Floating Rate Certificates.    [Class ____ Certificates.]

Inverse Floating Rate
Certificates  .  .  .  .  .    [Class ____ Certificates.]

LIBOR Certificates  .  .  .    [Class ____ Certificates.]

Non-Delay Certificates .  .    [Class ____ Certificates.]

Notional Amount
Certificates  .  .  .  .  .    Class X Certificates and the Class
                               A-_-_, Class A-_-_ and Class A-_-_
                               Components.

Offered Certificates   .  .    All Classes of Certificates other
                               than the Private Certificates.

Physical Certificates  .  .    Residual Certificates, Class
                               PO Certificates, Class X
                               Certificates, Class A-_
                               Certificates and the Subordinated
                               Certificates.

Planned Principal Classes .    Class A-_ and Class A-_
                               Certificates and the Class A-_-_
                               and Class A-_-_ Components.

Primary Planned Principal
Classes .  .  .  .  .  .  .    [Class ____ Certificates.]

Principal Only
Certificates  .  .  .  .  .    Class PO Certificates.

Private Certificates   .  .    Class A-_, Class B-_, Class B-_ and
                               Class B-_ Certificates.

Rating Agencies  .  .  .  .    ___________ and __________.

Regular Certificates   .  .   All Classes of Certificates, other
                              than the Residual Certificates.

Residual Certificates  .  .   Class A-R Certificates.

Scheduled Principal
Classes .  .  .  .  .  .  .   [Class ____ Certificates.]

Secondary Planned Principal
Class   .  .  .  .  .  .  .   [Class ____ Certificates.]

Senior Certificates .  .  .   Class A-_, Class A-_, Class A-_,
                              Class A-_, Class A-_, Class A-_,
                              Class A-_, Class PO, Class X and
                              Class A-R Certificates.

Subordinated Certificates .   Class B-_, Class B-_, Class B-_,
                              Class B-_, Class B-_ and Class B-_
                              Certificates.

Support Classes  .  .  .  .   Class A-_ and Class A-_
                              Certificates and the Class A-_-_
                              Component.

Targeted Principal
Classes .  .  .  .  .  .  .   Class A-_ Certificates and the
                              Class A-_-_, Class A-_-_ and Class
                              A-_-_ Components.


     With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Certificates: As specified in the Preliminary Statement.

     Accrual Amount: With respect to any Class of Accrual Certificates and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on each such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(i).

     Accrual Certificates: As specified in the Preliminary Statement.

     Accrual Termination Date: The earlier to occur of (i) the first Distribution Date following the Distribution Date on which the Component Balance of the Class A-_-_ Component is reduced to zero, and (ii) the Senior Credit Support Depletion Date.

     Adjusted Mortgage Rate: As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

     Adjusted Net Mortgage Rate: As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Rate. For purposes of determining whether any Substitute Loan is a Discount Loan or a Non-Discount Loan and for purposes of calculating the applicable PO Percentage and applicable Non-PO Percentage, each Substitute Loan shall be deemed to have an Adjusted Net Mortgage Rate equal to the Adjusted Net Mortgage Rate of the Deleted Loan for which it is substituted.

     Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee and net of any net income in the case of any REO Property) on the Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Agreement: This Pooling and Servicing Agreement, together with all of the exhibits and schedules hereto, and all amendments or supplements of any of the foregoing.

     Allocable Share: As to any Distribution Date and any Loan (i) with respect to the Class X Certificates, (a) the ratio that (x) the excess, if any, of the Adjusted Net Mortgage Rate with respect to such Loan over the Required Coupon bears to (y) such Adjusted Net Mortgage Rate or (b) if the Adjusted Net Mortgage Rate with respect to such Loan does not exceed the Required Coupon, zero, (ii) with respect to the Class PO Certificates, zero and (iii) with respect to each other Class of Certificates the product of (a) the lesser of (I) the ratio that the Required Coupon bears to such Adjusted Net Mortgage Rate and (II) one, multiplied by (b), the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (in each case without giving effect to any reduction of such amounts pursuant to Section 4.02(d)).

     Amount Available for Senior Principal: As to any Distribution Date, Available Funds for such Distribution Date reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the Senior Certificates pursuant to
Section 4.02(a)(i).

     Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received during the related Prepayment Period and Liquidation Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

     Applicable Credit Support Percentage: As defined in Section 4.02(e).

     Appraised Value: With respect to any Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Loan other than a Refinancing Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Loan; (ii) with respect to a Refinancing Loan other than a Streamlined Documentation Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Loan; and (iii) with respect to a Streamlined Documentation Loan, (a) if the loan-to-value ratio with respect to the Original Loan at the time of the origination thereof was __% or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Loan and (b) if the loan-to-value ratio with respect to the Original Loan at the time of the origination thereof was greater than __%, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Loan.

     Available Funds: As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iii) inclusive of Section 3.08(b), (b) the amount of the related Advance and (c) in connection with Defective Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

     Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

     Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

     Bankruptcy Loss: With respect to any Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the related Loan and either (A) the related Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Loan and any related escrow payments in respect of such Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

     Bankruptcy Loss Coverage Amount: As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it.

     Book-Entry Certificates: As specified in the Preliminary Statement.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the State of [] or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

     Certificate Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.05 with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "____________________________ in trust for the registered holders of Equity One ABS, Inc., Asset Backed Certificates Series 199_-_."

     Certificate Balance: With respect to any Certificate at any time, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) minus the sum of (i) all distributions of principal previously made with respect thereto and
(ii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.03 and (B) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Certificate Balance of such Class prior to such date.

     Certificate Owner: With respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register: The register maintained pursuant to Section 5.02 hereof.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

     Class A-_ Optimal Amount: As to any Distribution Date, an amount equal to the sum of (i) the product of the Class A-_ Percentage and the Scheduled Principal Distribution Amount and (ii) the product of (A) the Class A-_ Percentage, (B) the Prepayment Shifting Percentage and (C) the Unscheduled Principal Distribution Amount.

     Class A-_ Percentage: As to any Distribution Date, a fraction, the numerator of which is the Class Certificate Balance of the Class A-_ Certificates on such Distribution Date and the denominator of which is the aggregate Class Certificate Balances of the Senior Certificates (other than the Class PO Certificates) on such Distribution Date.

     Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

     Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

     Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class or, with respect to any interest bearing Component, any Component thereof, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, Component Balance or Notional Amount, as applicable, subject to reduction as provided in Section 4.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component.

     Class PO Deferred Amount: As to any Distribution Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates.

     Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

     Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

     Closing Date: ___________, 1997.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Collateral Value: With respect to a Loan the proceeds of which were not used to refinance an existing mortgage loan, the lesser of (x) the appraised value based on an appraisal made by an independent fee appraiser at the time of the origination of the related Loan, and (y) the sales price of such Mortgaged Property at such time of origination. With respect to a Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

     Component: As specified in the Preliminary Statement.

     Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date, (A) less all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates and (B) in the case of the Accrual Certificates, increased by all interest accrued and added to the Component Balance thereof prior to such Distribution Date.

     Component Certificates: As specified in the Preliminary Statement.

     Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at __________________________________ (Attn: ____________________________________, facsimile no. ________________, and which is the address to which notices to and correspondence with the Trustee should be directed.

     Cut-off Date: _________ __, 199_.

     Cut-off Date Pool Principal Balance: $______________.

     Cut-off Date Principal Balance: As to any Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     DCR: Duff & Phelps Credit Rating Company, or any successor thereto. If DCR is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(b) the address for notices to DCR shall be Duff & Phelps Credit Rating Company, 17 State Street, 12th Floor, New York, New York 10004,
Attention: ______________, or such other address as DCR may hereafter furnish to the Depositor and the Servicer.

     Debt Service Reduction: With respect to any Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Defective Loan: Any Loan which is required to be repurchased pursuant to
Section 2.02 or 2.03.

     Deficient Valuation: With respect to any Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

     Deleted Loan: As defined in Section 2.03(b) hereof.

     Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

     Depositor: Equity One ABS, Inc., a Delaware corporation, or its successor in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: As to any Distribution Date, the ____ day of each month or if such ____ day is not a Business Day the next preceding Business Day; provided, however, that if such ____ day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day which is two Business Days preceding such Distribution Date.

     Discount Loan: Any Loan with an Adjusted Net Mortgage Rate that is less than the Required Coupon.

     Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "_________________________ in trust for registered holders of Equity One ABS, Inc. Asset Backed Certificates, Series 199_-_." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

     Distribution Date: The ____ day of each calendar month after the initial issuance of the Certificates, or if such ____ day is not a Business Day, the next succeeding Business Day, commencing in ____________, 199_.

     Due Date: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with
(a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     Equity One-Delaware: Equity One, Inc., a Delaware corporation.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificate: As specified in the Preliminary Statement.

     Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a) hereof.

     Event of Default: As defined in Section 7.01 hereof.

     Excess Loss: The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

     Excess Proceeds: With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Loan received in the calendar month in which such Loan became a Liquidated Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Loan as of the Due Date in the month in which such Loan became a Liquidated Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Expense Rate: As to each Loan, the sum of the related Servicing Fee Rate and the Trustee Fee Rate.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

     Fitch: Fitch Investors Service, L.P., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(b) the address for notices to Fitch shall be Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention:
_______________________________________, or such other address as Fitch may hereafter furnish to the Depositor and the Servicer.

     FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     Fraud Loan: A Liquidated Loan as to which a Fraud Loss has occurred.

     Fraud Loss Coverage Amount: As of the Closing Date, $_____________ subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the __________, __________, __________ and __________ anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) ___% of the then current Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (b) on the __________ anniversary of the Cut-off Date, to zero.

     Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

     Fraud Losses: Realized Losses on Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

     Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     Initial Bankruptcy Coverage Amount: $_________.

     Initial Component Balance: As specified in the Preliminary Statement.

     Insurance Policy: With respect to any Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Loans.

     Interest Accrual Period: With respect to each Class of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Non-Delay Certificates and any Distribution Date, the one month period commencing on the ____ day of the month preceding the month in which such Distribution Date occurs and ending on the ____ day of the month in which such Distribution Date occurs.

     [Interest Determination Date: With respect to any Interest Accrual Period for any LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.]

     Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Loan having the latest scheduled maturity date as of the Cut-off Date.

     LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.06.

     LIBOR Certificates: As specified in the Preliminary Statement.

     Liquidated Loan: With respect to any Distribution Date, a defaulted Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Loan, including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances and Advances.

     Loan-to-Value Ratio: With respect to any Loan and as to any date of determination, (i) the principal balance of such Loan [at the date of origination] divided by (ii) the Collateral Value of the related Mortgaged Property.

     Loans: Such of the mortgage loans conveyed and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

     Loan Schedule: The list of Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Loans and the deletion of Deleted Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Loan:

     (i) the loan number;

     (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

     (iii) the maturity date;

     (iv) the original principal balance;

     (v) the Cut-off Date Principal Balance;

     (vi) the first payment date of the Loan;

     (vii) the Scheduled Payment in effect as of the Cut-off Date;

     (viii) the Loan-to-Value Ratio at origination;

     (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

     (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD), or (d) a two- to four-unit residential property;

     (xi) the Mortgage Rate;

     (xii) the purpose for the Loan;

     (xiii) the type of documentation program pursuant to which the Loan was originated, and

     (xiv) the Servicing Fee for the Loan.

     Such schedule shall also set forth the total of the amounts described under
(iv) and (v) above for all of the Loans.

     Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.04.

     Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors

Service, Inc., 99 Church Street, New York, New York 10007,
Attention: ___________________________________, or such other address as Moody's may hereafter furnish to the Depositor or the Servicer.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan.

     Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

     Mortgaged Property: The underlying property securing a Loan.

     Mortgagor: The obligor(s) on a Mortgage Note.

     National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

     Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds an amount equal to one-half of the aggregate Servicing Fee for such Distribution Date before reduction of the Servicing Fee in respect of such Prepayment Interest Shortfalls.

     Non-Delay Certificates: As specified in the Preliminary Statement.

     Non-Discount Loan: Any Loan with an Adjusted Net Mortgage Rate that is greater than or equal to the Required Coupon.

     Non-PO Formula Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Loan on the related Due

Date, (b) the Stated Principal Balance of each Loan that was repurchased by the Seller or the Servicer pursuant to this Agreement as of such Distribution Date,
(c) the Substitution Adjustment Amount in connection with any Deleted Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Loan and (f) all Principal Prepayments received during the related Prepayment Period.

     Non-PO Percentage: As to any Discount Loan, a fraction (expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Loan and the denominator of which is the Required Coupon. As to any Non-Discount Loan, 100%.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

     Notice of Final Distribution: The notice to be provided pursuant to Section
9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

     Notional Amount: With respect to any Distribution Date and the Class X Certificates, the aggregate of the Stated Principal Balances of the Non-Discount Loans as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Loans on such Due Date). With respect to any Distribution Date and (i) the Class A-_-_ Component, the Class Certificate Balance of the Class A-_ Certificate on such Distribution Date; (ii) the Class A-_-_ Component, the Class Certificate Balance of the Class A-_ Certificate on such Distribution Date; and (iii) the Class A-_-_ Component, the Class Certificate Balance of the Class A-_ Certificate on such Distribution Date.

     Notional Amount Certificates: As specified in the Preliminary Statement.

     Offered Certificates: As specified in the Preliminary Statement.

     Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) not be connected with the-Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Optional Termination: The termination of the trust created hereunder in connection with the purchase of the Loans pursuant to Section 9.01(a) hereof.

     Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

                           Class B-_                 ____%
                           Class B-_                 ____%
                           Class B-_                 ____%
                           Class B-_                 ____%
                           Class B-_                 ____%
                           Class B-_                 ____%

     Original Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Loan.

     Original Subordinated Principal Balance: The aggregate of the Class Certificate Balances of the Subordinated Certificates as of the Closing Date.

     OTS: The Office of Thrift Supervision.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

     (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

     (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Outstanding Loan: As of any Due Date, a Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Loan prior to such Due Date.

     Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

     Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments: (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related Series of Securities, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each such Rating Agency; (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; and (ix) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Securities of such Series by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

     Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Physical Certificate: As specified in the Preliminary Statement.

     Planned Balance: With respect to the Planned Principal Classes and any Distribution Date appearing in Schedule IV hereto, the applicable amount appearing opposite such Distribution Date for such respective Class or Component.

     Planned Principal Classes: As specified in the Preliminary Statement.

     PO Formula Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Loan on the related Due Date, (b) the Stated Principal Balance of each Loan that was repurchased by the Seller or the Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Loan that became a

Liquidated Loan during the month preceding the calendar month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Loan and (f) all Principal Prepayments received during the related Prepayment Period.

     PO Percentage: As to any Discount Loan, a fraction (expressed as a percentage) the numerator of which is the excess of the Required Coupon over the Adjusted Net Mortgage Rate of such Discount Loan and the denominator of which is the Required Coupon. As to any Non-Discount Loan, 0%.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Loans which were Outstanding Loans on the Due Date in the month preceding the month of such Distribution Date.

     Prepayment Interest Excess: As to any Principal Prepayment received by the Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

     Prepayment Interest Shortfall: As to any Distribution Date, Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: As to any Distribution Date, the period from the __th day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) through the __th of the month of such Distribution Date.

     Prepayment Shifting Percentage: As to any Distribution Date occurring during the ____ years beginning on the _____ Distribution Date will equal 0%. Thereafter, the Prepayment Shifting Percentage for any Distribution Date occurring on or after the ____ anniversary of the _____ Distribution Date will be as follows: for any Distribution Date in the _____ year thereafter, __%; for any Distribution Date in the ______ year thereafter, __%; for any Distribution Date in the ______ year thereafter, __%; for any Distribution Date in the ______ year thereafter, __%; and for any Distribution Date thereafter, 100%.

     Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Loan.

     Primary Planned Principal Classes: As specified in the Preliminary
Statement.

     Principal Prepayment: Any payment of principal by a Mortgagor on a Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Loan.

     Private Certificate: As specified in the Preliminary Statement.

     Pro Rata Share: As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

     Prospectus Supplement: The Prospectus Supplement dated ________ __, 199_ relating to the Offered Certificates.

     PUD: Planned Unit Development.

     Purchase Price: With respect to any Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Servicer or (y) if the purchaser is a Seller and Equity One-Delaware is the Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

     Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Loan. With respect to each Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Loan as reduced by the Deficient Valuation. With respect to each Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

     Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

     Reference Bank: As defined in Section 4.05.

     Refinancing Loan: Any Loan originated in connection with the refinancing of an existing mortgage loan.

     Regular Certificates: As specified in the Preliminary Statement.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Reductions: With respect to any Distribution Date and any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Loan for the most recently ended calendar month is less than
(ii) interest accrued thereon for such month pursuant to the Mortgage Note.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Loan.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

     Required Coupon: ____% per annum.

     Required Insurance Policy: With respect to any Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

     Residual Certificates: As specified in the Preliminary Statement.

     Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Restricted Classes: As defined in Section 4.02(e).

     Scheduled Balances: With respect to any Scheduled Classes and any Distribution Date appearing in Schedule IV hereto, the applicable amount appearing in Schedule IV hereto opposite such Distribution Date for such respective Classes.

     Scheduled Classes: As specified in the Preliminary Statement.

     Scheduled Payment: The scheduled monthly payment on a Loan due on any Due Date allocable to principal and/or interest on such Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Loan.

     Scheduled Principal Distribution Amount: With respect to any Distribution Date, the applicable Non-PO Percentage of the amount described in clauses (a) through (d) of the definition of Non-PO Formula Principal Amount.

     Secondary Planned Principal Clauses: As specified in the Preliminary Statement.

     Securities Act: The Securities Act of 1933, as amended.

     Sellers: Collectively, the following corporations, their successors and assigns, each in its capacity as a Seller of the Loans to the Depositor:
____________________, a __________ corporation, ____________________, a
__________ corporation, ____________________, a __________ corporation,
____________________, a __________ corporation, ____________________, a
__________ corporation, ____________________, a __________ corporation, and
____________________, a __________ corporation.

     Senior Certificates: As specified in the Preliminary Statement.

     Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

     Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates (other than the Class PO Certificates) as of such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class PO Certificates) as of such date.

     Senior Prepayment Percentage: For any Distribution Date during the __________ years beginning on the ____ Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the __________ anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the __________ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the __________ year thereafter, the Senior Percentage plus ___% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the __________ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the __________ year thereafter, the Senior Percentage plus ___% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur if, as of the first Distribution Date as to which any such decrease applies, (i) the outstanding principal balance of all Loans delinquent ___ days or more (averaged over the preceding ______ period), as a percentage of the aggregate principal balance of the Subordinate Certificates (averaged over the preceding six month period), is equal to or greater than ___% or (ii) cumulative Realized Losses with respect to the Loans exceed (a) with respect to the Distribution Date on the __________ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, (b) with respect to the Distribution Date on the __________ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, (c) with respect to the Distribution Date on the __________ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, (d) with respect to the Distribution Date on the __________ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance and (e) with respect to the Distribution Date on the __________ anniversary of the first

Distribution Date, __% of the Original Subordinated Principal Balance.

     Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Loan and
(y) either (A) the Senior Prepayment Percentage or (B) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Loan, and (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date.

     Servicer: Equity One, Inc., a Delaware corporation, and its successors and assigns, in its capacity as servicer hereunder.

     Servicer Advance Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under
Section 3.09.

     Servicing Fee: As to each Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Loan on such Due Date), subject to reduction as provided in Section 3.14.

     Servicing Fee Rate: With respect to each Loan, ____% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

     Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

     Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.09 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

          (a) normal wear and tear;

          (b) fraud, conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

          (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

          (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

          (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

     Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $____________. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) ___% of the aggregate of the principal balances of the Loans, (ii) __________ the principal balance of the largest Loan and (iii) the aggregate of the principal balances of all Loans secured by Mortgaged Properties located in the single New Jersey or Pennsylvania postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Loans then due, whether or not paid.

     Special Hazard Loan: A Liquidated Loan as to which a Special Hazard Loss has occurred.

     S&P: Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention:
________________________________, or such other address as S&P may hereafter furnish to the Depositor and the Servicer.

     Startup Day: The Closing Date.

     Stated Principal Balance: As to any Loan and Due Date, the unpaid principal balance of such Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     Streamlined Documentation Loan: Any Loan originated pursuant to the Seller's Streamlined Loan Documentation Program then in effect.

     Subordinated Certificates: As specified in the Preliminary Statement.

     Subordinated Percentage: As to any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

     Subordinated Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

     Subordinated Principal Distribution Amount: With respect to any Distribution Date, an amount equal to (A) the sum of (i) the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount, up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Loan and
(iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date reduced by (B) the amount of any payments in respect of Class PO Deferred Amounts on the related Distribution Date.

     Subservicer: Any person to whom the Servicer has contracted for the servicing of all or a portion of the Loans pursuant to Section 3.02 hereof.

     Substitute Loan: A Loan substituted by a Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than __% less than the Stated Principal Balance of the Deleted Loan; (ii) be accruing interest at a rate no lower than and not more than __% per annum higher than, that of the Deleted Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Loan; (iv) have a remaining term to maturity no greater than (and not more than ____________ less than that of) the Deleted Loan; and (v) comply with each representation and warranty set forth in Section 2.03 hereof.

     Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

     Support Classes: As specified in the Preliminary Statement.

     Targeted Balance: With respect to the Targeted Principal Classes and any Distribution Date appearing in Schedule IV hereto, the applicable amount appearing opposite such Distribution Date for such respective Class or Component.

     Targeted Principal Classes: As specified in the Preliminary Statement.

     Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation (section) 1.860F-4(d) and temporary Treasury regulation (section) 301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trustee.

     Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $1.00.

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Trustee: ____________________ and its successors and, if a successor trustee is appointed hereunder, such successor.

     Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

     Trustee Fee Rate: With respect to each Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

     Trust Fund: The corpus of the trust created hereunder consisting of (i) the Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Certificate Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iv) property that secured a Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Unscheduled Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the applicable Non-PO Percentage of the Stated Principal Balance of such Loan and (y) the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Loan, and (ii) the applicable Non-PO Percentage of the amount described in clause (f) of the definition of Non-PO Formula Principal Amount.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     [Add, in appropriate alphabetical location, corporate-specific identifications for each subsidiary or subsubsidiary of "Equity One-Delaware" that becomes a Seller]

                                   ARTICLE II

                              CONVEYANCE OF LOANS;
                         REPRESENTATIONS AND WARRANTIES

                       SECTION 2.01. Conveyance of Loans.

     (a) Each Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of such Seller in and to that portion of the Loans listed on the Loan Schedule that pertains to such Seller, including all interest and principal received or receivable by such Seller on or with respect to such Loans after the Cut-off Date and all interest and principal payments on such Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Loans on or before the Cut-off Date. On or prior to the Closing Date, each Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Loan listed in that portion of the Loan Schedule that pertains to such Seller. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by such Seller and the Depositor, for the Loans listed on the Loan Schedule that pertains to such Seller. With respect to any Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, such Seller shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Loan.

     (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Sellers to cure any breach of a representation or warranty made herein by the Sellers or to repurchase or substitute for any affected Loan in accordance herewith.

     (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Loan so assigned:

          (i) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

          (ii) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage;

          (iii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

          (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto.

     In the event that in connection with any Loan the Depositor cannot deliver
(a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause
(ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the appropriate Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

     As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty
(30) days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Loan (a) the Mortgaged Property and Mortgage File relating to which are located in [list appropriate States] or (b) in any other jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Loan.

     In the case of Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.08 hereof.

                SECTION 2.02. Acceptance by Trustee of the Loans.

     The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of __________, unless otherwise permitted by the Rating Agencies.

     The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Servicer and the Sellers an Initial Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Servicer and the Sellers a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

     If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The appropriate Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the appropriate Seller does not correct or cure such defect within such period, the appropriate Seller shall either (a) substitute for the related Loan a Substitute Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Loan from the Trustee within 90 days from the date the appropriate Seller was notified of such defect in writing at the Purchase Price of such Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Loan pursuant to this provision is required by reason of a delay in delivery of any comments by the appropriate recording office, and there is a dispute between either the Servicer or the appropriate Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Loan (a) which has not been returned by the appropriate recording office or
(b) as to which there is a dispute as to location or status of such Loan. Such notice shall be delivered every 90 days thereafter until the related Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Loan shall be deposited by the appropriate Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the appropriate Seller and shall execute and deliver at the appropriate Seller's request such instruments of transfer or assignment prepared by the appropriate Seller, in each case without recourse, as shall be necessary to vest in the appropriate Seller, or a designee, the Trustee's interest in any Loan released pursuant hereto.

     The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the

Mortgage File as come into the possession of the Servicer from time to time.

     It is understood and agreed that the obligation of the appropriate Seller to substitute for or to purchase any Loan which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against any Seller.

                  SECTION 2.03. Representations, Warranties and
                                Covenants of the Sellers.

     (a) [insert definition of each Seller], each in its capacity as a Seller, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

     (b) [insert definition of each Seller], each in its capacity as a Seller, hereby makes the representations and warranties set forth in Schedule III hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

     (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(a) or Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Sellers hereby covenant that within 90 days of the earlier of its discovery or their receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(a) or
Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Loan, the appropriate Seller shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Loan (a "Deleted Loan") from the Trust Fund and substitute in its place a Substitute Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Loan or Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Loan. The appropriate Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, the appropriate Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan or the interests of the Certificateholders therein, notwithstanding the appropriate Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to any Substitute Loan or Loans, the appropriate Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the appropriate Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Loan for such month and thereafter the appropriate Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend the Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Loan and the substitution of the Substitute Loan or Loans and the Servicer shall deliver the amended Loan Schedule to the Trustee. Upon such substitution, the Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the appropriate Seller shall be deemed to have made with respect to such Substitute Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Loan to the appropriate Seller and shall execute and deliver at the appropriate Seller's direction such instruments of transfer or assignment prepared by the appropriate Seller, in each case without recourse, as shall be necessary to vest title in the appropriate Seller, or its designee, the Trustee's interest in any Deleted Loan substituted for pursuant to this Section 2.03.

     For any month in which the appropriate Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Loans shall be deposited in the Certificate Account by the appropriate Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Loan became required to be purchased or replaced hereunder.

     In the event that the appropriate Seller shall have repurchased a Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the appropriate Seller became obligated hereunder to repurchase or replace such Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

               SECTION 2.04. Representations and Warranties of the
                             Depositor as to the Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to each Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Loans to it by the Sellers, the Depositor had good title to the Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

     The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Loans including, without limitation, the representations and warranties of the Sellers made pursuant to Section 2.03(b) hereof, together with all rights of the Depositor to require the Sellers to cure any breach thereof or to repurchase or substitute for any affected Loan in accordance with this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

                 SECTION 2.05. Delivery of Opinion of Counsel in
                               Connection with Substitutions.

     (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the appropriate Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     (b) Upon discovery by the Depositor, the appropriate Seller, the Servicer, or the Trustee that any Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the appropriate Seller, at the appropriate Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Loan for the affected Loan, or (ii) repurchase the affected Loan within 90 days of such discovery in the same manner as it would a Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to such Seller the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Loan repurchased for breach of a representation or warranty contained in Section 2.03.

              SECTION 2.06. Execution and Delivery of Certificates.

     The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

                          SECTION 2.07. REMIC Matters.

     The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the Trust Fund shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The Trust Fund's fiscal year shall be the calendar year.

                    SECTION 2.08. Covenants of the Servicer.

     The Servicer hereby covenants to the Depositor and the Trustee as follows:

          (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                    OF LOANS

                    SECTION 3.01. Servicer to Service Loans.

     For and on behalf of the Certificateholders, the Servicer shall service and administer the Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Loan, and shall not make or permit any modification, waiver or amendment of any Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Loans, notwithstanding that the terms of such Loans so permit.

                 SECTION 3.02. Subservicing; Enforcement of the
                               Obligations of Servicers.

     (a) The Servicer may arrange for the subservicing of any Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

              SECTION 3.03. Rights of the Depositor and the Trustee
                            in Respect of the Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

                    SECTION 3.04. Trustee to Act as Servicer.

     In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Loans hereunder including, but not limited to, repurchases or substitutions of Loans pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Servicer pursuant to Section
2.03 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

     The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

             SECTION 3.05. Collection of Loan Payments; Certificate
                           Account; Distribution Account.

     (a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Loan past the date on which the final payment is due on the latest maturing Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Loan in accordance with the provisions of
Section 4.01 during the scheduled period in accordance with the amortization schedule of such Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain a Certificate Account into which the Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Loans on or before the Cut-off
Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal on the Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Loans, net of the related Servicing Fee;

          (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

          (iv) any amount required to be deposited by the Servicer pursuant to
     Section 3.05(e) in connection with any losses on Permitted Investments;

          (v) any amounts required to be deposited by the Servicer pursuant to
     Section 3.09(b), 3.09(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.11 hereof;

          (vi) all Substitution Adjustment Amounts;

          (vii) all Advances made by the Servicer pursuant to Section 4.01; and

          (viii) any other amounts required to be deposited hereunder.

     In addition, with respect to any Loan that is subject to a buydown agreement, on each Due Date for such Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Loan equal to the amount of interest that has accrued on such Loan from the preceding Due Date at the Mortgage Rate net of the related Servicing Fee on such date.

     The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.08(a)(ix);

          (ii) any amount deposited by the Servicer pursuant to Section 3.05(d) in connection with any losses on Permitted Investments; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

     (d) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.

     (e) The Servicer shall give notice to the Trustee, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

               SECTION 3.06. Collection of Taxes, Assessments and
                             Similar Items; Escrow Accounts.

     (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

     (c) The Servicer shall advance any payments referred to in Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

                SECTION 3.07. Access to Certain Documentation and
                              Information Regarding the Loans.

     The Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

                  SECTION 3.08. Permitted Withdrawals from the
                                Certificate Account and Distribution
                                Account.

     (a) The Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

          (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

          (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Loan being limited to amounts received on such Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Servicing Fees as provided in Section 3.11 hereof;

          (vi) to pay to the purchaser, with respect to each Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vii) to reimburse the Sellers, the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

          (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

          (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

     The Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Loans(s), and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to itself the Trustee Fee for the related Distribution
     Date;

          (ii) to pay to the Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

          (iii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

          (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.


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





                 SECTION 3.09. Maintenance of Hazard Insurance;
                               Maintenance of Primary Insurance Policies.

     (a) The Servicer shall cause to be maintained, for each Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the greater of (y) the outstanding principal balance of the Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Loan, notwithstanding that the terms of the Loan so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall cause flood insurance to be maintained with respect to such Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

     (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Loans, the Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

     (c) The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Servicer shall not be required to maintain any Primary Insurance Policy with respect to any Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Loan represents 80% or less of the new appraised value. The Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Servicer from the related liquidation proceeds.

     (d) In connection with its activities as Servicer of the Loans, the Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

                SECTION 3.10. Enforcement of Due-on-Sale Clauses;
                              Assumption Agreements.

     (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Loan shall continue to be covered (if-so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

                 SECTION 3.11. Realization Upon Defaulted Loans;
                               Repurchase of Certain Loans.

     The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

     In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Loan, the Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" of the REMIC hereunder as defined in section 860F of the Code or cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property"


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



within the meaning of section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     The decision of the Servicer to foreclose on a defaulted Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Loans (with interest accruing as though such Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Loan.

     The proceeds from any liquidation of a Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to
Section 3.08(a)(iii) that related to such Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.14.

     The Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Servicer in the


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



form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Loan any Loan released pursuant hereto and the purchaser of such Loan shall succeed to all the Trustee's right, title and interest in and to such Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Loan shall thereupon own such Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                 SECTION 3.12. Trustee to Cooperate; Release of
                               Mortgage Files.

     Upon the payment in full of any Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.



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



     If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

                  SECTION 3.13. Documents Records and Funds in
                                Possession of Servicer to be Held for
                                the Trustee.

     Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

                      SECTION 3.14. Servicing Compensation.

     As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Servicing Fee for each Loan, provided that the aggregate Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest


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



Shortfalls, if any, with respect to such Distribution Date, but not below an amount equal to one-half of the aggregate Servicing Fee for such Distribution Date before reduction thereof in respect of such Prepayment Interest Shortfalls, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to Section 2.01(a) and not so deposited.

     Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

                 SECTION 3.15. Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                SECTION 3.16. Annual Statement as to Compliance.

     The Servicer shall deliver to the Depositor and the Trustee on or before 120 days after the end of the Servicer's fiscal year, commencing with its 199_ fiscal year, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default


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



known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

              SECTION 3.17. Annual Independent Public Accountants'
                            Servicing Statement; Financial
                            Statements.

     On or before 120 days after the end of the Servicer's fiscal year, commencing with its 199_ fiscal year, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that-such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

             SECTION 3.18. Errors and Omissions Insurance; Fidelity
                           Bonds.

     The Servicer shall for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for


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



persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.


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



                                   ARTICLE IV

                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

                             SECTION 4.01. Advances.

     The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Loan shall continue if such Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated.

     The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Servicer to be a Nonrecoverable Advance.

                    SECTION 4.02. Priorities of Distribution.

     (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Distribution Account and apply such funds to distributions on the Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

          [(i) to each interest-bearing Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall, provided, however, that prior to the Accrual Termination Date, the amount otherwise distributable as interest on each Class of Accrual Certificates on such Distribution Date shall be distributed to the Accretion Directed Certificates as set forth in 4.02(a)(ii) and added to the Class Certificate Balances of certain Classes as set forth in Section 4.02(b);


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




               (ii) On each Distribution Date until the Accrual Termination Date, the Accrual Amount will be distributed as principal of the following Classes of Senior Certificates in the following order of priority:

                    (x) to the Class A-_ Certificates, until the Class
               Certificate Balance thereof has been reduced to zero; and

                    (y) to the Class A-_-_ Component until the Component Balance thereof has been reduced to zero.

     On any Distribution Date that the Accrual Amount is in excess of the amount necessary to reduce the Component Balance of the Class A-_-_ Component to zero, such excess shall be distributed as provided in Section 4.02(b).

               (iii) to each Class of Senior Certificates, concurrently as follows:

                    (x) to the Class PO Certificates, an amount allocable to
               principal equal to the PO Formula Principal Amount, up to the outstanding Class Certificate Balance of the Class PO Certificates;

                    (y) on each Distribution Date prior to the Senior Credit
               Support Depletion Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for such Distribution Date, will be distributed as follows:

                         (A) to the Class A-_ Certificates, the Class
                    A-_ Optimal Amount;

                         (B) to the Class A-R Certificates until the Class
                    Certificate Balance thereof has been reduced to zero;

                         (C) sequentially, to the Class A-_ and Class
                    A-_ Certificates in that order, until the respective Class Certificate Balances thereof have been reduced to their respective Planned Balances for such Distribution Date;

                         (D) sequentially, to the Class A-_ Certificates and the
                    Class A-_-_ and Class A-_-_ Components, in that order, until the respective Class Certificate Balance or Component Balances thereof, as the case may be, have been reduced to their respective Targeted Balances for such Distribution Date;



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



                         (E) concurrently, to the Class A-_ and Class
                    A-_ Certificates and the Class A-_-_ Component, pro rata based on their respective Class Certificate Balances or Component Balance, as the case may be, until the Class Certificate Balances and Component Balance thereof, as the case may be, have been reduced to zero;

                         (F) sequentially, to the Class A-_ Certificates and the
                    Class A-_-_ and Class A- _-_ Components, in that order, without regard to their respective Targeted Balances and until the respective Class Certificate Balance or Component Balances thereof, as the case may be, have been reduced to zero;

                         (G) sequentially, to the Class A-_ and Class
                    A-_ Certificates in that order, without regard to their respective Planned Balances and until the respective Class Certificate Balances have been reduced to zero; and

                         (H) to the Class A-_ Certificates until the Class
                    Certificate Balance thereof has been reduced to zero.

               (iv) to the Class PO Certificates, any Class PO Deferred Amounts, up to an amount not to exceed the amount calculated pursuant to clause
          (A) of the definition of the Subordinated Principal Distribution Amount for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to clause (a)(iii) of the definition of Subordinated Principal Distribution Amount);

               (v) to each Class of Subordinated Certificates, subject to paragraph (e) below, in the following order of priority:

                         (A) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the Class Optimal Interest Distribution Amount for such Distribution Date;

                         (B) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;



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



                         (C) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                         (D) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                         (E) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                         (F) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                         (G) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                         (H) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                         (I) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                         (J) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                         (K) to the Class B-_ Certificates, an amount allocable
                    to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and



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



                         (L) to the Class B-_ Certificates, an amount allocable
                    to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero.

               (vi) to the Class A-R Certificates, any remaining Available
          Funds.]

On any Distribution Date, amounts distributed in respect of Class PO Deferred Amounts will not reduce the Class Certificate Balance of the Class PO Certificates.

     On any Distribution Date, to the extent the Amount Available for Senior Principal is insufficient to make the full distribution required to be made pursuant to clause (iii)(x) above, (A) the amount distributable on the Class PO Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount and the Senior Principal Distribution Amount and
(B) the amount distributable on the Senior Certificates, other than the Class PO Certificates, in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount and the PO Formula Principal Amount.

     (b) On each Distribution Date prior to the Accrual Termination Date, the Accrual Amount for such Distribution Date shall not (except as provided in the last sentence of this clause (b)) be distributed as interest with respect to the Class A-_-_ Component but shall instead be added to the Component Balance of such Component on the related Distribution Date. With respect to any Distribution Date prior to the Accrual Termination Date on which principal payments on the Class A-_-_ Component are distributed pursuant to Section 4.02(a)(iii), the Accrual Amount shall be deemed to have been added on such Distribution Date to the Class Certificate Balance (and included in the amount distributable on the Accretion Directed Certificates pursuant to Section 4.02(a)(ii) for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Component Balance of the Class A-_-_ Component immediately prior to such Distribution Date. Notwithstanding any such distribution, the Class A-_-_ Component shall continue to be a Class of Accrual Certificates on each subsequent Distribution Date until the Accrual Termination Date. Notwithstanding the foregoing with respect to the Distribution Date on which the


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



Accrual Amount is in excess of the amount necessary to reduce the Component Balance of the Class A-___ Component to zero, such excess will be distributed on such Distribution Date as interest on the Class A-_-_ Component.

     (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in Section 4.02(a)(iii)(y), the portion of Available Funds available to be distributed as principal of the Senior Certificates (other than the Class PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

     (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Class Optimal Interest Distribution Amount for such Distribution Date without taking into account such Net Prepayment Interest Shortfalls and (ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Loan that became a Special Hazard Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Coverage Termination Date, with respect to each Loan that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Loan with respect to such month.

     (e) Notwithstanding the priority and allocation contained in Section 4.02(a)(v), if with respect to any Class of Subordinated Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable


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



Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(v).

                  SECTION 4.03. Allocation of Realized Losses.

     (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

     Realized Losses with respect to any Distribution Date shall be allocated as follows:

          [(i) the applicable PO Percentage of any Realized Loss shall be allocated to the Class PO Certificates; and

          (ii) (A) the applicable Non-PO Percentage of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class PO Certificates), pro rata on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, or, in the case of the Accrual Certificate, the lesser of the Component Balance or the initial Component Balance thereof, until the Class Certificate Balances and Component Balance thereof have been reduced to zero;

               (B) the applicable Non-PO Percentage of any Excess Losses shall be allocated to the Senior Certificates (other than the Class PO Certificates) and the Subordinated Certificates then outstanding, pro rata, on the basis of their respective Class Certificate Balances or, in the case of the Accrual Certificates, on the basis of the lesser of their initial Component Balance and their then-current Component Balance immediately prior to the related Distribution Date.]



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



     (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date (i) by the amount of any payments on the Class PO Certificates in respect of Class PO Deferred Amounts and (ii) by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class PO Deferred Amounts on such Distribution Date) exceeds the Pool Stated Principal Balance for the following Distribution Date.

     (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances. Any Realized Loss allocated to a Class of Certificates comprised of Components shall be allocated among such Components based on their respective Component Balances.

     (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to
Section 4.03(b) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be.


                       SECTION 4.04. Monthly Statements to
                                     Certificateholders.

     (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Servicer and the Depositor a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount thereof allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were


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



     sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates and the Component Balances of each Component after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Stated Principal Balance for the following Distribution Date;

          (vi) the Senior Percentage and Subordinated Percentage for the following Distribution Date;

          (vii) the amount of the Servicing Fees paid to or retained by the Servicer with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (x) the number and aggregate principal amounts of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent
     (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) with respect to any Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xiii) the Senior Prepayment Percentage and Class A-6 Optimal Amount for the following Distribution Date;



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          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month; and

          (xv) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date.

     (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.04 to each Rating Agency.

     (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule V hereto.

     (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

             [SECTION 4.05. Determination of Pass-Through Rates for
                            COFI Certificates.

     The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

     Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.



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



     Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

     On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either
(i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

     With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as follows:

          (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall


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



     be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

     From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each interest Determination Date. The Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

     In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this
Section 4.05.



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     The establishment of LIBOR and each Pass-Through Rate for the LIBOR
Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]

             [SECTION 4.06. Determination of Pass-Through Rates for
                            LIBOR Certificates.

     On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or
(ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

     LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

          (a) If on any interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.



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



          (c) If on any interest Determination Date the trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date, or, in the case of the first Interest Determination Date, the Initial LIBOR Rate.

     Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

     The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

     In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this
Section 4.06.

     The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]


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                                    ARTICLE V

                                THE CERTIFICATES

                         SECTION 5.01. The Certificates.

     The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

     Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.



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               SECTION 5.02. Certificate Register; Registration of
                             Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

     (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment


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



Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to
Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to


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



the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph
     (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.



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



          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to


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the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant


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



shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

               SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                             Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percent-


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age Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                SECTION 5.04. Persons Deemed Owners.

     The Servicer, the Trustee and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

               SECTION 5.05. Access to List of Certificateholders'
                             Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                 SECTION 5.06. Maintenance of Office or Agency.

     The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


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                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

              SECTION 6.01. Respective Liabilities of the Depositor
                            and the Servicer.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

             SECTION 6.02. Merger or Consolidation of the Depositor
                           or the Servicer.

     The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

                  SECTION 6.03. Limitation on Liability of the
                                Depositor, the Sellers, the Servicer and Others.

     None of the Depositor, the Sellers, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Sellers or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Sellers, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Sellers, the Servicer or any such Person from any liability which


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would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Sellers or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Sellers or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Sellers and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

              SECTION 6.04. Limitation on Resignation of Servicer.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.


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                                   ARTICLE VII

                                     DEFAULT

                        SECTION 7.01. Events of Default.

     "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made with respect to any Class of Certificates under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing not less than 25% of the total distributions allocated to such Class; or

          (ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure shall continue unremedied for a period of thirty days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or



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          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          [(vi) so long as the Servicer is a Seller, any failure by any Seller to observe or perform in any material respect any other of the covenants or agreements on the part of any Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to such Seller by the Trustee or the Depositor, or to such Seller and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class; or]

          (vii) any failure of the Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 4.01 which continues unremedied for a period of one Business Day after the date of such failure.

       If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class, the Trustee shall by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Servicer and the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Loans or otherwise, shall pass to and be vested in the Trustee. [The Trustee shall thereupon make any Advance described in clause (vii) hereof subject to Section 3.04 hereof.] The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the


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transfer and endorsement or assignment of the Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to
Article VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Loans.

     Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Loan which was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii),and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

                  SECTION 7.02. Trustee to Act; Appointment of
                                Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section
4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the


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Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to
Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 6.05.

                SECTION 7.03. Notification to Certificateholders.

     (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                        SECTION 8.01. Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless


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     it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

              SECTION 8.02. Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;



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          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

              SECTION 8.03. Trustee Not Liable for Certificates or Loans.

     The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Sellers, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.



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                   SECTION 8.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

                   SECTION 8.05. Trustee's Fees and Expenses.

     The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and
(ii) resulting from any error in any tax or information return prepared by the Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

               SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $________ subject to supervision


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or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

                SECTION 8.07. Resignation and Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor and the Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which


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shall be delivered to the Servicer and one copy to the successor trustee.

     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08 hereof.

                        SECTION 8.08. Successor Trustee.

     Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.



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                SECTION 8.09. Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that


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     such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) The Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall


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vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                           SECTION 8.11. Tax Matters.

     It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certifi-


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cates are outstanding so as to maintain the status as a REMIC under the REMIC
Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on the REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving it.

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten
(10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the


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REMIC as defined in Section 860G(c) of the Code, on any contribution to the
REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon the REMIC pursuant to Sections _____, _____, and [or] _____ of the [insert any appropriate State tax code reference], if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Servicer or a Seller of any of their obligations under this Agreement, (iii) the Sellers, if any such tax arises out of or results from any Seller's obligation to repurchase a Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Servicer or a Seller fails to honor its obligations under the preceding clause (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

                         SECTION 8.12. Periodic Filings.

     [Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to the Depositor in Equity One ABS, Inc. (___________, 199_), a copy of which has been supplied to the Trustee by the Issuer.] In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.


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                                   ARTICLE IX

                                   TERMINATION

             SECTION 9.01. Termination upon Liquidation or Purchase
                           of all Loans.

     Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Servicer of all Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Loan plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of
(i) the maturity or other liquidation (or any Advance with respect thereto) of the last Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. The right to purchase all Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Stated Principal Balance, at the time of any such repurchase, aggregating less than ten percent of the aggregate Cut-off Date Principal Balance of the Loans.

              SECTION 9.02. Final Distribution on the Certificates.

     If on any Determination Date, the Servicer determines that there are no Outstanding Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Loans and REO Properties.



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     Notice of any termination of the Trust Fund, specifying the Distribution
Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and no later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

     In the event such notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Loans.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (b) any Class PO Deferred Amounts in the case of the Class PO Certificates, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent


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to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

               SECTION 9.03. Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 9.02, the Servicer shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

          (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with Section 9.01.

     (b) The Trustee as agent for any REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


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                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                            SECTION 10.01. Amendment.

     This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders to cure any ambiguity, or to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; provided that such action shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust
Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the


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interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or
(iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on the REMIC or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

             SECTION 10.02. Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of


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Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                          SECTION 10.03. Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF ____________ APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF __________________ AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                      SECTION 10.04. Intention of Parties.

     It is the express intent of the parties hereto that the conveyance of the Loans by the Sellers to the Depositor pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Depositor. It is further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sellers to the Depositor. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sellers or any one of them, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, than
(i) this Agreement shall be deemed, effective as of _______________ 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of _________________ and (ii) the conveyance provided for in this Agreement shall be deemed, effective as of ____________ 1, 1997, to be an assignment and a grant by the Sellers to the Depositor, for the benefit of the Trustee and the Certificateholders, of a security interest in all of the assets that constitute the Loans [and the Trust Fund], whether now owned or hereafter acquired.

     The Sellers for the benefit of the Depositor, the Trustee and the Certificateholders, shall cause to be filed in all appropriate jurisdictions on or before the Closing Date, all financing statements necessary to perfect the ownership interest of the Depositor in the Loans. The Sellers shall also arrange for filing any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the ownership interest of the Depositor in the Loans.



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     It is the express intent of the parties hereto that the conveyance of the
Trust Fund by the Depositor to the Trustee pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed, effective as of __________ 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of ___________ and (ii) the conveyance provided for in this Agreement shall be deemed, effective as of __________ 1, 1997, to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

     The Depositor, for the benefit of the Trustee and the Certificateholders, shall file in all appropriate jurisdictions on or before the Closing Date all financings statements necessary to perfect the ownership interest of the Depositor in the Loans. The Depositor shall also arrange for the filing of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the Trustee's ownership interest in the Loans. The Depositor, for the benefit of the Trustee and the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any appropriate Uniform Commercial Code financing statements, continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholder.

                             SECTION 10.05. Notices.

     (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Loans pursuant to Section 2.03;
     and

          5. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

     1. Each report to Certificateholders described in Section 4.04;

     2. Each annual statement as to compliance described in Section 3.16;

     3. Each annual independent public accountants' servicing report described in Section 3.17; and

     4. Any notice of a purchase of a Loan pursuant to Section 2.02, 2.03 or 3.11.

     (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Equity One ABS, Inc., 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, Attention: _______________, (b) in the case of the Servicer, Equity One, Inc., 523 Fellowship Road, Suite 230, Mt. Laurel, New Jersey 08054, Attention: Dennis Kildea or such other address as may be hereafter furnished to the Depositor and the Trustee by the Servicer in writing, (c) in the case of the Trustee, _____________________ _____________________, Attention:
_______________ ___________________________________, or such other address as the Trustee may hereafter furnish to the Depositor or Servicer and (d) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

                   SECTION 10.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                           SECTION 10.07. Assignment.

     Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and Depositor.

               SECTION 10.08. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                   SECTION 10.09. Inspection and Audit Rights.

     The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this
Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer or the related Subservicer.

               SECTION 10.10. Certificates Nonassessable and Fully Paid.

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.


                                   * * * * * *

     IN WITNESS WHEREOF, the Depositor, the Trustee, each of the Sellers and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            Equity One ABS, INC.
                                              as Depositor


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                             ___________________________________
                                              as Trustee


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                            Equity One, Inc.
                                              as a Seller and Servicer


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                             ___________________________________
                                              as a Seller


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                             ___________________________________
                                              as a Seller


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                             ___________________________________
                                              as a Seller

                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                             ___________________________________
                                              as a Seller


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                             ___________________________________
                                              as a Seller


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                             ___________________________________
                                              as a Seller


                                            By: ________________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                   SCHEDULE I

                                  Loan Schedule
                        [Delivered at Closing to Trustee]

                                   SCHEDULE II

                              Equity One ABS, Inc.
                            Asset Backed Certificates
                                  Series 199_-_

                  Representations and Warranties of the Sellers

     ____________________________ ("Seller") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans set forth in Exhibit II-A. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and _____________________, as trustee.

          (1) Seller is duly organized as a _______ corporation and is validly existing and in good standing under the laws of the State of ___________ and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan[, to service the Loans in accordance with the terms of the Pooling and Servicing Agreement] and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell [and service] each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale [and servicing] of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) Seller [is an approved servicer of conventional mortgage loans for FNMA or FHLMC and] is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (5) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell [or service] the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (7) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

                                  SCHEDULE III

                              Equity One ABS, Inc.
                            Asset Backed Certificates
                                  Series 199_-_

                 Representations and Warranties as to the Loans

     ____________________________ ("Seller") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans set forth on Exhibit III-A. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and ________________________, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans set forth on Exhibit III-A is true and correct in all material respects as of the Closing Date.

          (2) As of the Closing Date, all payments due with respect to the Loans set forth on Exhibit III-A prior to the Cut-off Date have been made; and as of the Cut-off Date, no such Loan has been contractually delinquent for __ or more days during the twelve months prior to the Cut-off Date.

          (3) With respect to the Loans set forth on Exhibit III-A, no such Loan had a Loan-to-Value Ratio at origination in excess of __%.

          (4) Each Mortgage set forth on Exhibit III-B is a valid and enforceable first lien on the referenced Mortgaged Property subject only to
     (a) the lien of non delinquent current real property taxes and assessments,
     (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans set forth on
     Exhibit III-A to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property set forth on Exhibit III-B.

          (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage set forth on Exhibit III-B, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property set forth on Exhibit III-B which are or may be a lien prior to, or equal with, the lien of such Mortgage set forth on Exhibit III-B, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property set forth on Exhibit III-B is free of material damage and in good repair.

          (10) Each Loan set forth on Exhibit III-A at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage set forth on Exhibit III-B has modified the Mortgage set forth on Exhibit III-B in any material respect (except that a Loan set forth on Exhibit III-A may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) Each Loan set forth on Exhibit III-A was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

          (14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of each Mortgaged Property set forth on Exhibit III-B lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property set forth on Exhibit III-B is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (16) Each Mortgage Note and related Mortgage set forth on Exhibit III-B are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (17) The proceeds of each Loan set forth on Exhibit III-A have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (19) With respect to each Mortgage set forth on Exhibit III-B constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (20) Each Mortgage Note and each Mortgage set forth on Exhibit III-B is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note set forth on Exhibit III-B.

          (22) The origination, underwriting and collection practices used by the Seller with respect to each Loan set forth on Exhibit III-A have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (24) No Loan set forth on Exhibit III-A has a shared appreciation feature, or other contingent interest feature.

          (25) Each Loan set forth on Exhibit III-A contains a customary "due on sale" clause.

          (26) None of the Loans set forth on Exhibit III-A provides for a prepayment penalty.

          [(27) Each Loan set forth on Exhibit III-A which had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage set forth on Exhibit III-B subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Rate for each such Loan is net of any such insurance premium.]

          (28) At the Cut-off Date, the improvements upon each Mortgaged Property set forth on Exhibit III-B are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the greater of (a) the outstanding principal balance of related Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (29) If a Mortgaged Property set forth on Exhibit III-B is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

          (30) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property set forth on Exhibit III-B.

          (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note set forth on Exhibit III-B and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (32) Each Mortgaged Property set forth on Exhibit III-B is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

          (33) Each Loan set forth on Exhibit III-A is being serviced by the Servicer.

          (34) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage set forth on Exhibit III-B, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note set forth on Exhibit III-B permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (35) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note set forth on Exhibit III-B or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (36) Each Loan set forth on Exhibit III-A was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (37) Other than with respect to any Streamlined Documentation Loan as to which the loan-to-value ratio of the related Original Loan was less than 60% at the time of the origination of such Original Loan, prior to the approval of any application with respect to any Loan set forth on Exhibit III-A, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (38) No Loan set forth on Exhibit III-A is a graduated payment mortgage loan or a growing equity mortgage loan, and no more than [five] of such Loans are subject to a buydown or similar arrangement.

          (39) Any leasehold estate securing a Loan set forth on Exhibit III-A has a term of not less than five years in excess of the term of the related Loan.

          (40) The Loans set forth on Exhibit III-A were selected from among the outstanding [fixed-rate] one- to four-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set forth in this Schedule III can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

          (41) Except for ___ Loans, each Loan set forth on Exhibit III-A has a payment date on or before the Due Date in the month of the first Distribution Date.

          (42) The Loans set forth on Exhibit III-A, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

                                   SCHEDULE IV

                           PRINCIPAL BALANCE SCHEDULES

                                               SCHEDULE V

                                    Form of Monthly Servicer Report

================================================================================================
                                     LOAN LEVEL REPORTING SYSTEM
------------------------------------------------------------------------------------------------
                                         DATABASE STRUCTURE
------------------------------------------------------------------------------------------------
                                           [MONTH, YEAR]
------------------------------------------------------------------------------------------------
     Field Number       Field Name           Field Type      Field Width           Dec
------------------------------------------------------------------------------------------------
           1              INVNUM              Numeric               4
------------------------------------------------------------------------------------------------
           2              INVBLK              Numeric               4
------------------------------------------------------------------------------------------------
           3              INACNU              Character             8
------------------------------------------------------------------------------------------------
           4              BEGSCH              Numeric              15               2
------------------------------------------------------------------------------------------------
           5              SCHPRN              Numeric              13               2
------------------------------------------------------------------------------------------------
           6              TADPRN              Numeric              11               2
------------------------------------------------------------------------------------------------
           7              LIQEPB              Numeric              11               2
------------------------------------------------------------------------------------------------
           8              ACTCOD              Numeric              11
------------------------------------------------------------------------------------------------
           9              ACTDAT              Numeric               4
------------------------------------------------------------------------------------------------
          10              INTPMT              Numeric               8
------------------------------------------------------------------------------------------------
          11              PRNPMT              Numeric              13               2
------------------------------------------------------------------------------------------------
          12              ENDSCH              Numeric              13               2
------------------------------------------------------------------------------------------------
          13              SCHNOT              Numeric              13               2
------------------------------------------------------------------------------------------------
          14              SCHPAS              Numeric               7               3
------------------------------------------------------------------------------------------------
          15              PRINPT              Numeric               7               3
------------------------------------------------------------------------------------------------
          16              PRIBAL              Numeric              11               2
------------------------------------------------------------------------------------------------
          17              LPIDTE              Numeric              13               2
------------------------------------------------------------------------------------------------
          18              DELPRN              Numeric               7
------------------------------------------------------------------------------------------------
          19              PPDPRN              Numeric              11               2
------------------------------------------------------------------------------------------------
          20              DELPRN              Numeric              11               2
------------------------------------------------------------------------------------------------
          21              NXTCHG              Numeric               8
------------------------------------------------------------------------------------------------
          22              ARMNOT              Numeric               7               3
------------------------------------------------------------------------------------------------
          23              ARMPAS              Numeric               7               3
------------------------------------------------------------------------------------------------
          24              ARMPMT              Numeric              11               2
------------------------------------------------------------------------------------------------
          25              ZZTYPE              Character             2
------------------------------------------------------------------------------------------------
          26              ISSUID              Character             1
------------------------------------------------------------------------------------------------
          27              KEYNAME             Character             8
------------------------------------------------------------------------------------------------
         TOTAL                                                    240
------------------------------------------------------------------------------------------------

         Suggested Format: DBASE file
                           Modem transmission

==========================================================================
                                    Servicer
--------------------------------------------------------------------------
                           LOAN LEVEL REPORTING SYSTEM
--------------------------------------------------------------------------
           INVESTOR NUMBER:
--------------------------------------------------------------------------

--------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------
                                      Beg.
Inv. #   Blk #   CFC #   Investor #   Balance   Principal   Curtailment
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
Loan
Count:
--------------------------------------------------------------------------

==========================================================================



===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           CURRENT MONTH SCHEDULED INFORMATION                                                    TRIAL BALANCE INFORMATION
-------------------------------------------------------------------------------------------------------------------------------
                                          Total      End                Pass-                                 Del      PPD
Payoff Amt.   A/Code   A/Date   Interest  Principal  Balance   Note     thru      P&I     UPB        LPI      Prin.    Prin.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total
Remittance:
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================



========================================

----------------------------------------

----------------------------------------
         CUTOFF:  [Date]
----------------------------------------

----------------------------------------
              ARM LOANS ONLY
----------------------------------------
 Next                    Pass-
 Chg.        Note        thru        P&I
----------------------------------------

----------------------------------------

----------------------------------------


----------------------------------------

========================================

                                    EXHIBIT A

                          [FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

Certificate No.                :

Cut-off Date                   :

First Distribution Date        :

Initial Certificate Balance
of this Certificate
("Denomination")               :        $

Initial Certificate Balances
of all Certificates of
this Class                     :        $


CUSIP                          :



                              Equity One ABS, Inc.
                  Asset Backed Certificates, Series 199_-____
                                   Class [ ]

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Loans") secured by first liens on one- to four-family residential properties

                       Equity One ABS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [specify all Sellers], (collectively, the "Sellers"), Equity One, Inc. as servicer (in such capacity, the "Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______, 19_____

                                                        _______________________,
                                                        as Trustee



                                                        By _____________________

Countersigned:

By ______________________________
         Authorized Signatory of

         _______________________,
         as Trustee

                                    EXHIBIT B

                       [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES UNDER THE CODE TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ______________, 199_. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ___%. ASSUMING THAT THE LoanS PREPAY AT AN ASSUMED RATE OF PREPAYMENT OF ___% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH $__________ OF OID PER $1,000 OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE; THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY ___% (COMPOUNDED MONTHLY); THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS $_______ PER $1,000 OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE COMPUTED USING THE MONTHLY YIELD AND DAILY COMPOUNDING DURING THE SHORT ACCRUAL PERIOD. NO REPRESENTATION IS MADE THAT THE LoanS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED, IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS WHICH HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PREPAYMENT ASSUMPTION IS INTENDED TO BE THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6)(B)(iii) OF THE CODE.]

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY

ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. [SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS.] NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                   :

Cut-off Date                      :

First Distribution Date           :

Initial Certificate Balance
of this Certificate
("Denomination")                  :        $

Initial Certificate Balances
of all Certificates of
this Class                        :        $


                              Equity One ABS, Inc.
                   Asset Backed Certificates, Series 199_-____
                                    Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Loans") secured by first liens on one- to four-family residential properties

                       Equity One ABS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [identify each Seller], (in such capacity, collectively, the "Sellers") and Equity One, Inc. as servicer (in such capacity, the "Servicer"), and __________________, as trustee (the "Trustee").
To the
extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

     No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation [letter] from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. [Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class.] Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______, 19_____

                                                        _______________________,
                                                        as Trustee



                                                        By _____________________

Countersigned:

By ______________________________
         Authorized Signatory of

         _______________________,
         as Trustee

                                    EXHIBIT C

                         [FORM OF RESIDUAL CERTIFICATE]


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                      :

Cut-off Date                         :

Initial Certificate Balance
of this Certificate
("Denomination")                     :        $

Initial Certificate Balances
of all Certificates of
this Class                           :        $

CUSIP                                :



                              Equity One ABS, Inc.
                   Asset Backed Certificates, Series 199_-____

         evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Loans") secured by first liens on one- to four-family residential properties

                       Equity One ABS, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies _______________________ that is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [identify each Seller], (in such capacity, collectively, the "Sellers") and Equity One, Inc. as servicer (in such capacity, the "Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, or (ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______, 19_____

                                                        _______________________,
                                                        as Trustee



                                                        By _____________________

Countersigned:

By ______________________________
         Authorized Signatory of

         _______________________,
         as Trustee

                                    EXHIBIT D

                      [FORM OF NOTIONAL AMOUNT CERTIFICATE]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES UNDER THE CODE TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ______________, 199_. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ____%. ASSUMING THAT THE LoanS PREPAY AT AN ASSUMED RATE OF PREPAYMENT OF ___% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH $_____________ OF OID ON THE INITIAL POOL STATED PRINCIPAL BALANCE; THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY ___% (COMPOUNDED MONTHLY); THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS $_________ ON THE INITIAL POOL STATED PRINCIPAL BALANCE; AND THE METHOD USED TO CALCULATE THE ANNUAL YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS THE EXACT METHOD AS DEFINED IN PROPOSED TREASURY REGULATIONS. NO REPRESENTATION IS MADE THAT THE LoanS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED, IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS WHICH HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PREPAYMENT ASSUMPTION IS INTENDED TO BE THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6)(B)(iii) OF THE CODE.]

Certificate No.                   :

Cut-off Date                      :

First Distribution Date           :

Initial Notional Amount
of this Certificate
("Denomination")                  :

Initial Notional Amount
of all Certificates
of this Class                     :

CUSIP                             :


                              Equity One ABS, Inc.
                     Asset Backed Certificates, Series 199_-____
                                    Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Loans") secured by first liens on one- to four-family residential properties

                       Equity One ABS, Inc., as Depositor


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies ______________________ that is the registered owner of the Percentage Interest evidenced by this Certificate specified above in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of Cut-off Date specified above (the "Agreement") among the Depositor,[identify each Seller], (in such capacity, collectively, the "Sellers") and Equity One, Inc. as servicer (in such capacity, the "Servicer"), and _________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which

Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______, 19_____

                                                        _______________________,
                                                        as Trustee



                                                        By _____________________

Countersigned:

By ______________________________
         Authorized Signatory of

         _______________________,
         as Trustee

                                    EXHIBIT E

                        [Form of Reverse of Certificates]

                              Equity One ABS, Inc.
                            Asset Backed Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Equity One ABS, Inc. Asset Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the aggregate Cut-off Date Principal Balances of the Loans, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Loans and all property acquired in respect of the Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________ .

Dated:
                                           ------------------------------------
                                           Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
______________________________________________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ___________ or, if mailed by check, to ________________________.
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,
as its agent.

STATE OF                                             )
                                                     )   ss.:
COUNTY OF                                            )


     On the ______ day of ____, 19____ before me, a notary public in and for
said State, personally appeared            , known to me who, being by me duly
sworn, did depose and say that he executed the foregoing instrument.


                                                         ______________________
                                                               Notary Public

[Notarial Seal]

                                    EXHIBIT F

                                   [RESERVED]

                                    EXHIBIT G

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]

[Servicer]

[Sellers]
---------------------
---------------------


                  Re: Pooling and Servicing Agreement among Equity One ABS, Inc., as Depositor, ____________ ______________, as Sellers, Equity One, Inc. as Servicer, and _________________, as Trustee, Asset Backed Certificates, Series 199_-____
                       ___________________________________________________

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached schedule) it has received:

     (i) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse"; and

    (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                              ________________________________ ,
                                              as Trustee


                                            By: ________________________________
                                            Name:
                                            Title:

                                    EXHIBIT H

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]

[Servicer]

[Seller]
------------------
------------------


                  Re:   Pooling and Servicing Agreement among
                        Equity One ABS, Inc., as Depositor, _____________ _________________, as Sellers and Equity One, Inc. as Servicer, and ____________________, as Trustee,
                        Asset Backed Certificates, Series 199_-____
                        __________________________________________________
Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note endorsed in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

     (ii) The original recorded Mortgage.

     (iii) A duly executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

     (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

     (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     Based on its review and examination and only as to the foregoing documents,
(a) such documents appear regular on their face and related to such Loan, and
(b) the information set forth in items (i), (ii), (iii), (iv), (vi), and (xi) of the definition of the "Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                              ---------------------------------,
                                              as Trustee


                                            By: ________________________________
                                            Name:
                                            Title:

                                    EXHIBIT I

                               TRANSFER AFFIDAVIT

                              Equity One ABS, Inc.
                            Asset Backed Certificates
                                  Series 199__-__



STATE OF                   )
                           ) ss.:
COUNTY OF                  )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _________________________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Equity One ABS, Inc., as depositor (the "Depositor"), ___________________________, as sellers, Equity One, Inc. as servicer and ___________________, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8. The Transferee's taxpayer identification number is _________________ .

     9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __________ day of ___________________, 19____ .

                                           ---------------------------------
                                           PRINT NAME OF TRANSFEREE


                                          By: _________________________________
                                              Name:
                                              Title:

[Corporate Seal]

ATTEST:


_____________________________
[Assistant] Secretary

     Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________, 19_________.



                                                _______________________________
                                                         NOTARY PUBLIC

                                                My Commission expires the _____
                                                day of  ______________, 19_____.

                                                                    EXHIBIT 1
                                                                    to EXHIBIT I


                               Certain Definitions


     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                    EXHIBIT 2
                                                                    to EXHIBIT I


                        Section 5.02(c) of the Agreement



     (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

                                    EXHIBIT J

                         FORM OF TRANSFEROR CERTIFICATE


                                                          ______________________
                                                          Date


Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  _______________

[Trustee]
______________________
______________________

Attention:  ____________________________

            ____________________________


                  Re: Equity One ABS, Inc. Asset Backed Certificates, Series 199 -__, Class __________________________,

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                                 Very truly yours,

                                                 -------------------------------
                                                 Print Name of Transferor


                                                 By: ___________________________
                                                            Authorized Officer

                                    EXHIBIT K

                    FORM OF INVESTMENT LETTER (NON-RULE 144A)


                                                          ____________________
                                                          Date


Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  _______________

[Trustee]
______________________
______________________
Attention:  ____________________________

            ____________________________


                  Re: Equity One ABS, Inc. Asset Backed Certificates, Series 199 -__, Class __________________________,


Ladies and Gentlemen:

     In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                                  Very truly yours,

                                                  ------------------------------
                                                  Print Name of Transferee


                                                  By: __________________________
                                                             Authorized Officer

                                    EXHIBIT L

                            FORM OF RULE 144A LETTER



                                                          ______________________
                                                          Date


Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  _______________

[Trustee]
______________________
______________________

Attention:  ____________________________

            ____________________________


                  Re: Equity One ABS, Inc. Asset Backed Certificates, Series 199 -__, Class __________________________,


Ladies and Gentlemen:

     In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

           ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

           ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

           ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

           ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

           ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

           ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

           ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

           ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                          ______________________________________
                                              Print Name of Buyer


                                          By: __________________________________
                                          Name:
                                          Title:

                                          Date: ________________________________

                                                            ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

           ___ The Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

           ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                             __________________________________
                                             Print Name of Buyer or Adviser


                                             By: ______________________________
                                             Name:
                                             Title:


                                             IF AN ADVISER:


                                             __________________________________
                                             Print Name of Buyer


                                              Date: ___________________________

                                    EXHIBIT M

                               REQUEST FOR RELEASE
                                  (for Trustee)

                              Equity One ABS, Inc.
                            Asset Backed Certificates
                                  Series 199__ -__

Loan Information

         Name of Mortgagor:             ________________________________________

         Servicer
         Loan No.:                      ________________________________________

Trustee

         Name:                          ________________________________________

         Address:                       ________________________________________



         Trustee                        ________________________________________

         Mortgage File No.:             ________________________________________

     The undersigned Servicer hereby acknowledges that it has received from _______________________, as Trustee (the "Trustee") for the Holders of Asset Backed Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, __________________________, as Sellers, Equity One, Inc. as Servicer and Equity One ABS, Inc., as Depositor.

( ) Mortgage Note dated ____________, 19___, in the original principal sum of $ ______________, made by _______________.
         payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _______________________ as instrument no. _______
         ______________ in the County Recorder's Office of the County of _______________________, State of __________________ in
         book/reel/docket ____________________ of official records at page/image _______________________.

( )      Deed of Trust recorded on ________________________ as instrument
          no. ____________________ in the County Recorder's Office of the County of ____________________, State of ______________________ in
         book/reel/docket ______________________ of official records at page/image ___________________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on _________________ as instrument no. _______
         in the County Recorder's Office of the County of____________, State of _________ in book/reel/docket ___________________________
         of official records at page/image ________________________ .

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         ( )  _______________________________________________

         ( )  _______________________________________________

         ( )  _______________________________________________

         ( )  _______________________________________________

         The undersigned Servicer hereby acknowledges and agrees as follows:

               (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                                            [Servicer]

                                            By _________________________________
                                            Name: ______________________________
                                            Title: _____________________________

Date: _______________________, 19___

                                    EXHIBIT N

                        REQUEST FOR RELEASE OF DOCUMENTS

To: ____________________                                  Attn:  _______________

                                                          ______________

         Re: The Pooling & Servicing Agreement dated _____________, 199_ among _______________________, as Sellers, Equity
                  One, Inc. as Servicer, and Equity One ABS, Inc. as Depositor and ____________________ as Trustee


Ladies and Gentlemen:

     In connection with the administration of the Loans held by you as Trustee for Equity One ABS, Inc., we request the release of the Loan File for the Loan(s) described below, for the reason indicated.

FT Account#:                                                           Pool #:

Mortgagor's Name, Address and Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

     1. Loan paid in full (_______________________, Inc. hereby certifies that all amounts have been received.)

     2. Loan Liquidated (___________________________ hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

     3. Loan in Foreclosure.

     4. Other (explain):

     If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                   _____________________________
                                                   _____________________________
                                                   _____________________________




By: __________________________________
Name: ________________________________
Title: _______________________________
Date: ________________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By: __________________________________
Name: ________________________________
Title: _______________________________
Date: ________________________________

                                       N-2